EXHIBIT 32.1

CERTIFICATION PURSUANT TO18 U.S.C SECTION 1350AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Crater Mountain Resources, Inc. (the “Company”) for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the

“Report”), I, Roger Renken, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    a) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b) The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated:  January 30, 2011

CRATER MOUNTAIN RESOURCES, INC., Registrant

/s/ Roger Renken

By: Roger Renken, Chief Executive Officer and Chief Financial Officer